Accrued Expenses and Other Current Liabilities (Details) - Schedule of accrued expenses and other current liabilities - USD ($)		Dec. 31, 2021	Dec. 31, 2020
Schedule of accrued expenses and other current liabilities [Abstract]
Provision for professional fees		$ 1,169,156	$ 582,811
Government authorities	[1]	921,726	395,512
Grants received in advance		526,578	808,856
Provision for legal claims		49,195	47,588
Other		116,233	88,667
Total accrued expenses and other current liabilities		$ 2,782,888	$ 1,923,434

[1]	Such amount, for both December 31, 2021 and 2020 contains primarily liability to Israel National Authority for Technology and Innovation (“NATI”). See Note 3 for additional information. Please also note that the remainder of the liability towards NATI for the same dates is presented in a separate line item within the non-current liabilities according to the related settlement.